Royalty payable	12 Months Ended
Dec. 31, 2025
Royalty Payable [Abstract]
Royalty payable [Text Block]

16.  Royalty payable

On April 12, 2023, the Company entered into a $4.0 million net smelter returns royalty agreement (the "Royalty Agreement") with Sandstorm to be repaid through a 2.5% royalty on attributable production from the Galena Complex and Cosalá Operations. The royalty reduces to 0.2% on attributable production from the Galena Complex and Cosalá Operations after the aggregate repayment of $4.0 million and may be eliminated thereafter with a buyout payment of $1.9 million.

On inception, the Royalty Agreement was classified as a hybrid instrument of host financial liability with embedded derivatives from the reduced 0.2% royalty on attributable production and buyout payment. The Company elected at inception to designate the entire hybrid instrument at fair value through profit or loss with its initial fair value be representative of the $4.0 million in proceeds received. Subsequent measurement of fair value for the hybrid instrument was determined based on an income approach of expected future cash flows into a single current discounted amount. Key assumptions used in the fair value determination of the hybrid instrument include timing of repayment of the $4.0 million, which considers factors such as forecasted production and commodity prices in quantifying expected net smelter returns, feasibility of the reduced 0.2% royalty on attributable production versus the buyout payment, and applicable discount rates. The Company recognized a loss of $0.4 million for the year ended December 31, 2025 (2024: $0.9 million) as a result of the change in the estimated fair value of the Royalty Agreement.